UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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☒	Soliciting Material Pursuant to § 240.14a-12

DMY TECHNOLOGY GROUP, INC. II

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On October 27, 2020, dMY Technology Group, Inc. II (“dMY”) and Genius Sports Group Limited (“GSG”) issued a press release regarding a proposed business combination among dMY and GSG as well as certain related parties. Below is (i) a copy of such press release and (ii) a copy of an investor presentation dMY plans to use in connection with meetings with stockholders and prospective investors, each of which is being filed herewith as soliciting materials.

GENIUS SPORTS GROUP TO GO PUBLIC THROUGH COMBINATION WITH NYSE-

LISTED dMY TECHNOLOGY GROUP II

Combination to Drive Expansion as Leading Provider of Official Data and Technology Powering Global Sports, Betting and Media Ecosystem

•	Pro forma enterprise value of the merger of approximately $1.5 billion

•	Transaction includes a $330 million fully committed private investment (“PIPE”) anchored by institutional and experienced industry investors

•

The combined company is expected to have approximately $150 million of growth capital (assuming no redemptions) and a substantially debt-free balance sheet to accelerate its U.S. and international expansion through organic growth and strategic acquisitions

•	dMY II shareholders, GSG shareholders and PIPE investors will hold shares in NYSE-listed combined company

•	dMY II’s Chairman and dMY II’s CEO will serve on combined company’s Board of Directors

NEW YORK, NY and LONDON, UK – October 27, 2020 – Genius Sports Group Limited (“GSG” or the “Company”), the leading provider of sports data and technology powering the sports, betting and media ecosystem, and dMY Technology Group, Inc. II (NYSE: DMYD) (“dMY II”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) pursuant to which GSG and dMY II will combine. As a result of the business combination, GSG and dMY II shareholders will exchange their shares for shares in a new combined company (“NewCo”), which will be publicly listed on the New York Stock Exchange (the “NYSE”). The transaction implies a pro forma enterprise value of approximately $1.5 billion. Upon closing, NewCo expects its ordinary shares and warrants to trade on the NYSE under the symbols “GENI” and “GENI WS”, respectively.

In addition to the approximately $276 million held in dMY II’s trust account (assuming no redemptions by dMY’s public stockholders), a group of institutional and experienced industry investors has committed to participate in the transaction through a common stock PIPE of approximately $330 million at $10.00 per share.

Genius Sports Group Highlights

GSG acquires data from sports events around the world and supplies it to sports betting operators, providing them with secure, high-quality, mission critical data and content that helps them better engage with and protect their customers. The Company has a leading portfolio of rights to official data – the feed of live sports statistics that is sanctioned, and otherwise owned, by the relevant governing league. GSG provides data on over 240,000 events each year – effectively every hour of every day. It is the official provider for over 170,000 of these events.

GSG’s scale, access to official data, and innovative technology platform differentiate it within the industry. The Company maintains long-term partnerships with over 500 sports organizations globally, including the NBA, NCAA, FIBA, FIFA, English Premier League and NASCAR. Its proprietary technology and data feeds are mission critical to the success of its sportsbook partners.

Management & Governance

Following the closing of the proposed business combination, Mark Locke will continue to lead the business as Chief Executive Officer of NewCo. Mr. Locke will be supported by a deep bench of talent with substantial experience across finance, technology and the sports betting industry.

NewCo’s Board of Directors will include dMY II’s Chairman Harry You and dMY II’s CEO Niccolo de Masi. Mr. You is the former EVP of EMC and previously served as the CFO of Accenture and Oracle. Mr. de Masi is the current Chairman and former CEO of Glu Mobile (NASDAQ: GLUU), a leading developer and publisher of mobile games for smartphone and tablet devices.

“Genius Sports Group created the market for official data across all tiers of sports, helping fuel our sportsbook partners’ ever-increasing range of products,” said Mr. Locke. “This transaction will help us continue to expand and strengthen our position as a nexus of the global sports, betting and media ecosystem.”

“Elemental data provider Genius Sports Group benefits from the growth of all participants in the global sports betting market. Mark Locke has pioneered the provision of official rights and live data which have been instrumental in building the modern sports betting market,” said Mr. de Masi. “The company has a strong track record of growth and we are very excited by the opportunities for further expansion in this rapidly growing segment.”

Key Transaction Terms

The transaction values NewCo at an anticipated initial enterprise value of approximately $1.5 billion, or 8.0x GSG’s currently projected 2021 revenue of $190 million.

The consideration payable to GSG’s existing shareholders will consist of a combination of cash and rollover equity in NewCo. The proceeds of the $330 million PIPE transaction will be used to repay shareholder loans and to redeem and make certain preference share payments on preferred shares held by corporate shareholders.

Assuming no redemptions by dMY II’s public stockholders, it is anticipated that NewCo will have approximately $150 million of unrestricted cash and a substantially debt-free balance sheet at closing.

The Boards of Directors of both dMY II and GSG have unanimously approved the transaction. The transaction will require the approval of dMY II’s stockholders, and is subject to other customary closing conditions, including a minimum cash condition. The transaction is expected to close in Q1 2021.

An investor webcast and presentation detailing the transaction will be available at www.geniussports.com and www.dmytechnology.com. The transcript of the investor webcast and the presentation will be filed by dMY II with the U.S. Securities and Exchange Commission (“SEC”) as exhibits to a Current Report on Form 8-K, and available on the SEC’s website at www.sec.gov. In addition, NewCo intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement/prospectus of dMY II, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to dMY II. Oakvale Capital LLP is acting as exclusive financial advisor to GSG. Goldman Sachs & Co. LLC acted as lead placement agent for the PIPE transaction. Credit Suisse Securities (USA) LLC and Oakvale Capital LLP also acted as capital markets advisors and placement agents for the PIPE transaction. Kirkland & Ellis LLP is serving as legal advisor to GSG. White & Case LLP served as legal advisor to dMY II. Goldman Sachs & Co. LLC acted as the sole bookrunner of dMY II’s IPO; Needham & Co. also acted as underwriter.

About Genius Sports

Genius Sports Group is the official data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media. We are a global leader in digital sports content, technology and integrity services. Our technology is used in over 150 countries worldwide, empowering sports to capture, manage and distribute their live data and video, driving their digital transformation and enhancing their relationships with fans.

We are the trusted partner to over 500 sports organizations globally, including many of the world’s largest leagues and federations such as the NBA, Premier League, FIBA, NCAA and PGA Tour.

Genius Sports Group is uniquely placed thorough cutting-edge technology, scale and global reach to support our partners. We are more than just a technology company, we build long-term relationships with sports at all levels, helping them to control and maximize the value of their content while providing technical expertise and round-the-clock support.

About dMY Technology Group II

dMY Technology Group, Inc. II is a $276 million special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Goldman Sachs & Co. LLC acted as the sole bookrunner of dMY II’s IPO; Needham & Co. also acted as underwriter. dMY II’s units, common stock and warrants trade on the NYSE under the ticker symbols “DMYD.U,” “DMYD,” and “DMYD.TS” respectively. More information can be found at www.dmytechnology.com.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, NewCo intends to file with the SEC a registration statement on Form F-4 that will include a prospectus with respect to NewCo securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of dMY II to vote on, among other things, the business combination. dMY II intends to file a definitive proxy statement with the SEC. dMY II’s stockholders and other interested persons are advised to read, when available, the definitive proxy statement and documents incorporated by reference therein filed with the SEC in connection with the proposed business combination, as these materials will contain important information about GSG, dMY II and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of dMY II as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc. II, Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY II, GSG and their respective directors and executive officers may be deemed participants in the solicitation of proxies from dMY II’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in dMY II will be filed in the registration statement to be filed by NewCo on Form F-4, which will include the proxy statement/prospectus, for the proposed business combination and be available at www.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, dMY II’s, GSG’s and NewCo’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY II and its management, NewCo and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against dMY II, the Company, NewCo or others; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of dMY II, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of dMY II or the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that dMY II, the Company or NewCo may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (12) the Company’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY II’s final prospectus relating to its initial public offering dated August 17, 2020 and in dMY II’s and NewCo’s subsequent filings with the SEC, including the registration statement on Form F-4, which will include the proxy statement/prospectus, relating to the business combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of dMY II, the Company or NewCo undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

Contacts

For Genius Sports Group Limited:

Media

Chris Dougan, Chief Communications Officer

+1 (202) 766-4430

chris.dougan@geniussports.com

Tristan Peniston-Bird, The One Nine Three Group

+44 7772 031 886

tristan.peniston-bird@the193.com

Investors

Will Rodd, The One Nine Three Group

+1 917 714 1791

will.rodd@the193.com

For dMY Technology Group, Inc. II:

Media

ICR

dmy2@icrinc.com

Investors

Niccolo de Masi

+1 (310) 600-6667

niccolo@dmytechnology.com

Harry You

+1 (702) 781-4313

harry@dmytechnology.com

Genius Sports Group October 27, 2020

Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between dMY Technology Group, Inc. II (“dMY”) and Maven Topco Limited, together with its subsidiaries including Genius Sports Group Limited (the “Company”). The information contained herein does not purport to be all-inclusive and none of dMY, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or dMY. The information contained herein is preliminary and is subject to change and such changes may be material. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of dMY, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or dMY’s or the Company’s future financial or operating performance. For example, projections of future Revenue, Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against dMY, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of dMY, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of dMY or the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the possibility that dMY, the Company or the combined company may be adversely affected by other economic, business, and/or competitive factor; (11) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (12) the Company’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY’s final prospectus relating to its initial public offering dated August 17, 2020 and in subsequent filings with the U.S. Securities and Exchange Commission (“SEC”), including the registration statement on Form F-4 (the “Registration Statement”) relating to the Business Combination expected to be filed by Galileo NewCo Limited (“NewCo”). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. None of dMY, the Company or NewCo undertakes any duty to update these forward-looking statements. Financial Information The financial information contained in this Presentation has been taken from or prepared based on the historical financial statements of the Company for the periods presented. Except as otherwise disclosed, the financial information included in this Presentation has been presented in accordance with UK generally accepted accounting principles (“GAAP”). The Company’s historical financial information is prepared in accordance with UK GAAP and audited in accordance with the International Standards on Auditing (UK) (ISAs (UK)). Such information has not been presented in accordance with U.S. GAAP or audited in accordance with either Public Company Oversight Board (“PCAOB”) standards or generally accepted auditing standards in the U.S. UK GAAP differs in certain respects from U.S. GAAP. Potential investors should consult their own professional advisors for an understanding of the differences between UK GAAP and U.S. GAAP, and of how those differences might affect the financial information presented herein. We cannot assure you that, had the financial statements been compliant with Regulation S-X under the Securities Act of 1933, as amended, and the regulations of the SEC promulgated thereunder or prepared in accordance with U.S. GAAP or audited in accordance with PCAOB standards, there would not be differences and such differences could be material. The conversion of the Company’s financial statements into U.S. GAAP and an audit of the Company’s financial statements in accordance with PCAOB standards is in process and will be included in the Registration Statement. Accordingly there may be material differences between the presentation of the financial information included in the Presentation and in the Registration Statement.

Disclaimer (cont’d) Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with U.S. or UK GAAP including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. In addition, the conversion of the Company’s financial statements into U.S. GAAP and the audit of the Company’s financial statements in accordance with PCAOB standards, may impact how the Company currently calculates its non-GAAP financial measures, and we cannot assure you that there would not be differences, and such differences could be material. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with UK GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2020 through 2022. Neither dMY’s nor the Company's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. As discussed under “Financial Information” above, all financial information, including the projected information, was prepared in accordance with UK. GAAP. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, dMY and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither dMY nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (c), (r) or TM symbols, but dMY and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights Additional Information In connection with the proposed Business Combination, NewCo intends to file the Registration Statement with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of dMY’s common stock in connection with dMY’s solicitation of proxies for the vote by dMY’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in the Business Combination. dMY’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, dMY, the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to dMY’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi. Participants in the Solicitation dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in dMY is contained in dMY’s final prospectus relating to its initial public offering dated August 17, 2020, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. The Company’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of dMY in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Experienced, Founder-led management team Mark Locke Co-Founder & Chief Executive Officer Pioneer in the sports data industry Launched Betgenius in 2000 and in 2015 created Genius Sports Group (“Genius”) Nick Taylor Chief Financial Officer Joined Genius in 2019 Previously CFO at Wagamama Group; led public bond refinancing and company sale Has held senior finance roles in PE-backed businesses and UK PLCs Jack Davison Chief Commercial Officer Steven Burton Chief Operating Officer Campbell Stephenson Chief Technology Officer Tom Russell General Counsel Chris Dougan Chief Communications Officer

Genius – Powering the sports data ecosystem Our Business We collect official live sports data, and we provide that data and mission critical technology to sportsbooks which cannot run without it Our Mission To be the official data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media Providing the highest quality data – accurate, official, secure, low latency Delivering scalable and critical technology to leagues, sportsbooks and brands 100% data integrity – all of our data is legally sourced Long term, low churn partnerships

Key investment highlights 1 2 3 4 5 Leading sports data provider, mission critical data for sportsbooks A unique position with scale and technology leading to high barriers to entry Multiple growth levers in a market with strong tailwinds Attractive financial profile with strong operating leverage Founder-led, experienced and innovative management team with deep industry relationships

The leading exclusive content and data provider… Data Acquisition Data Monetization Partner to sports leagues globally Acquires exclusive, official rights to sports data from major leagues and federations Provides vital technology and services to smaller scale sports globally in exchange for official rights Mission critical supplier to sportsbetting operators Provides exclusive, official data to sportsbetting operators worldwide with risk management and trading solutions Provides integrated media and streaming solutions KPIs $190m 2021F Revenue1 29% Revenue CAGR1,2 $35m 2021F Adj. EBITDA1,3 240k+ sporting events covered4 170k+ events under official rights4 110k+ events under exclusive rights4 Highlights 1 These projections were prepared in accordance with UK GAAP. See “Disclaimer – Use of Projections”. | 2 Projected CAGR for 2018-2022F. See “Disclaimer – Use of Projections”. | 3 Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as earnings before interest, tax, depreciation, amortization, exceptional items and any share based payment charges. See “Disclaimer-Non-GAAP Financial Measures” and “Disclaimer – Use of Projections”. | 4 As of 2020F. | 5 Based on number of official rights. 1 #1 Sports data rights owner5

…that sits at the heart of the sports ecosystem Note: Logos represent select clients and are not exhaustive. Technology services shown are not exhaustive. 1 Relates to the 2020 revenue forecast position. These projections were prepared in accordance with UK GAAP. See “Disclaimer – Use of Projections”. 1 Sports – 11% of Revenue1 Media – 15% of Revenue1 Data & Streaming – 74% of Revenue1 Live stats Competition management Integrity services Fan engagement Coaching tools In-play data / lines Automated trading Player props Streaming Player engagement Ad-tech Technology

# of events covered # of sports covered Sport league services One stop shop betting services Media solutions Streaming solutions One of two players of scale providing full service provision Genius’ official rights and technology strategy differentiate it from competitors Only 2 companies possess the scale and product offering to capture a significant share of the market 2 Source: Genius Sports Group internal analysis Sportradar Stats Perform IMG ARENA

Technology and scale provide high barriers to entry and low churn Scaled and technologically focused organization Technology for Sports Technology for Betting 2 Scalable technology powering the entire sports data ecosystem Integrity monitoring technology and services Technology exchange for rights means Genius becomes fully embedded and hard to replace 400+ sports partnerships including NBA, NCAA, FIBA, FIFA, and the Premier League Highly customizable software to manage every aspect of a sportsbook’s data and trading offering Outsourced sports wagering at scale Analyze risk and manage markets, probabilities and results for 240k+ events per year Ad-tech products driving personalized messaging to drive customer acquisition and retention 150+ integrations – fully embedded and hard to replace ~1,500 Employees across 6 continents ~450 Employees in technology and trading ~7,000 Statisticians and agents 650+ Long term partnerships with sports and sportsbooks $110m+ Invested in proprietary technology

What is official data and why does it matter? What is official data? Official data is the feed of live sports statistics that is sanctioned by the sports for collection and distribution Why official data matters It matters to sports – it goes to the very heart of their funding It matters to sportsbooks – only official data gives them the security of the supply they need It matters to regulators – protects consumers It matters to investors – the cost of sports data is built into our model, contributing to our high barriers to entry 2 Use of official data is the inevitable direction of travel in a maturing market

Unique rights strategy with worldwide breadth and depth of coverage Leagues / sports % of events 6% 25% 38% 31% Tier 1 Tier 3 Tier 4 Tier 2 Genius strategy Rights cost High Low / contra deals Competitive market Selective rights acquisitions Long term rights agreements in exchange for software and de minimis rights fees 2 Having access to a long tail of events is vital for sportsbooks operators Football

Acquisition of official rights Successful execution of official data strategy proves concept Of which 110k+ are exclusive Events covered 2 Monetization of official rights 1 2

Strategy strengthens partner relationships Increased content & engagement More demand for official data & services Official rights Low churn & sticky relationships 2 Sports leagues Sportsbooks Technology

Uniquely positioned in a fast-growing market Global sportsbetting market, 2020F – 2025F (GGR in $bn) Source: H2 Gambling Capital | Note: “GGR” stands for gross gaming revenue. 11% CAGR 13% CAGR 12% CAGR 31% CAGR 3 The sportsbetting market is experiencing fast worldwide growth Genius’ unique positioning means that it is not reliant on one market – accelerating growth and de-risking revenues

Well positioned to capture the US market Business model perfect for highly competitive market 2 Strong partnerships with high profile leagues 1 Data driven marketing products for player acquisition Ideally suited to capture expected significant sportsbook marketing spend Genius already establishing itself as leader in this market 3 Revenue share model and B2B relationships provide upside 3 / / Live Application submitted IN WV CO IL MI OR AR NJ MS PA NY IA Proactive US state license strategy 4 Out of a possible 19 states, Genius is live in 10, has submitted applications for 2, and has begun the pre-application process for the remaining 7

Multiple levers for growth 3 Newly regulated sportsbetting markets Data and odds market under-monetized Sportsbooks’ back office inefficiencies Further migration to official data Data Media Streaming Player acquisition in newly regulated markets Emerging US market has limited expertise Large and growing streaming market barely tapped 20+ sportsbook streaming integrations in >12 months US, LATAM and Asia Online casino providers @ 10-12% of net gaming revenue Automated liability and risk management solutions Genius’ live data, audience and proprietary ad-tech Genius can leverage its experience for multiplier effect Opportunity Potential 2020F rev.1 73% 15% 1% Increase number of official rights Increase number of partners Increase liberalization Increase share of wallet 1 These projections were prepared in accordance with UK GAAP. See “Disclaimer – Use of Projections”.

Strong, consistent growth in the past 5 years… Group Revenue +~250% Note: Reflects performance despite sporting events cancelled due to COVID-19 Revenue Breakdown1 4 1 Relates to the 2020 revenue forecast position. These projections were prepared in accordance with UK GAAP. See “Disclaimer – Use of Projections”. 2 Represents revenue related to contractual minimum guarantees. 2

Adj. EBITDA Margin3 … with a clear path to forward growth and profitability $116m $145m $190m CAGR +29% ($9m) F F F $35m Group Revenue Group Adjusted EBITDA1,2 6% n.m. 10% 18% 29% ~60% of revenue from contractual minimum guarantees F F F Path to 40% Adj. EBITDA margin at scale Note: Financials and projections in UK GAAP (translation to US GAAP underway). 1.30 GBP:USD FX rate utilized. See both "Disclaimer- Financial Information" and "Disclaimer-Use of Projections“. 1 Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is defined as earnings before interest, tax, depreciation, amortization, exceptional items and any share based payment charges. For a reconciliation of Adjusted EBITDA to operating profit, see Appendix. See “Disclaimer-Non-GAAP Financial Measures”. 2 2021 and 2022 Adjusted EBITDA positions exclude additional US listing and domicility costs (yet to be determined). 3 Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Revenue. See “Disclaimer-Non-GAAP Financial Measures”. 4

Business model leads to high operating leverage Data production and trading costs Media direct costs Hosting costs Customer services Mix of cash and contra deal costs (software in kind) Mostly payroll costs Limited variable costs (bonus and sales commissions) Cost description Miscellaneous costs (rent, legal, travel, software licences, etc.) 27% 30% Gross staff costs 29% 2020F Rights costs Commentary Range of variable and fixed costs Expected data production, trading and hosting costs growth well below expected revenue growth Growth unrelated to company growth Expect Tier 1 rights to continue to grow Expect contra deal software costs to show limited growth Expect limited growth - business right sized for growth expectations Expect limited growth - business right sized for growth expectations Operating leverage 4 Note: Projections in UK GAAP (translation to US GAAP underway).

Additional growth opportunities outside the plan 4 Target multiple sports that need financing or revenues via innovative investment models Accelerated rights strategy Tech & content M&A Media M&A Acquire emerging tech companies to deepen reach into key sports Acquire large scale, highly synergistic businesses Acquire digital media businesses with significant sports-related audience to create significant monetization opportunities Leverage access to highly relevant consumer demographic in emerging sportsbetting markets

Genius’ long-term opportunity Source: H2 Gambling Capital | Note: See "Disclaimer-Use of Projections”. 1 Adjusted EBITDA margin is a non-GAAP financial measure. Calculated as Adjusted EBITDA divided by Revenue. See “Disclaimer-Non-GAAP Financial Measures”. 2 Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is defined as earnings before interest, tax, depreciation, amortization, exceptional items and any share based payment charges. For a reconciliation of Adjusted EBITDA to operating profit, see Appendix. See “Disclaimer-Non-GAAP Financial Measures”. $60bn GGR global sports betting market 5% share of sportsbooks’ GGR (from Genius events) 40% market share of events powered by Genius 40% long-term Adj. EBITDA margin1 4 Virtually all sportsbooks powered by Genius

Transaction overview

Proposed transaction summary dMY Technology Group, Inc. II (“dMY II”), led by Niccolo de Masi and Harry You, is a publicly listed special purpose acquisition vehicle with ~$276 million in cash held in trust dMY II has agreed to combine with Genius Sports Group (“Genius”), valuing the company at an enterprise value of $1.4 billion1 Attractive entry multiples of 7.4x 2021F revenue and 5.9x 2022F revenue2 Concurrent with this transaction, Genius and dMY II have raised $330 million in committed PIPE shares from select investors at closing Assuming no redemptions from dMY II’s trust and a $330 million PIPE, pro forma for the transaction, Genius expects to have over $150 million of cash and a debt-free balance sheet to fund future growth Illustrative pro forma ownership at close3 Illustrative sources and uses ($m)3 1 Represents pre-money enterprise value and does not incorporate transaction expenses or founder shares. Excludes unvested management incentive equity, including 8.5 million time and 3.1 million time plus performance based NewCo restricted shares. Vesting period ranges from 6 months to 4 years following the closing of this transaction. 2 Based on pre-money enterprise value of $1.4 billion. 3 Assumes no redemptions from dMY II’s trust account and $330 million PIPE. Excludes impact of dMY II warrants ($11.50 strike price). Full pro forma share count includes 27.6 million public SPAC shares, 33.0 million PIPE shares, 99.7 million shares to Sellers, 6.9mm founder shares, 9.2 million public warrants, and 5.0 million founder warrants. 4 Cash in trust per 10Q filed September 18, 2020. 5 Represents outstanding indebtedness for borrowed money and preferred stock of Genius held by funds advised by Apax Partners LLP and certain other shareholders. 6 Expenses shown net of $4 million loan payable to company in connection with transaction closing. Sources     Uses     Cash in trust4 $ 276 Cash to balance sheet $ 153 Founder shares 69 Founder shares 69 Sellers' rollover equity 997 Sellers' rollover equity 997 PIPE 330 Existing debt paydown5 403 Transaction fees6 51 Total sources $ 1,672 Total uses $ 1,672

Comparable company benchmarking Revenue multiples 2022F YoY revenue growth 47% 7% 25% Source: Company filings, CapIQ and IBES estimates as of September 25, 2020 | Note: Figures represent medians for peer sets as defined on following page. Genius’ multiples based on $1.4bn pre-money enterprise value, which does not incorporate transaction expenses or founder shares. 1 Excludes LCA / GNOG and dMY / RSI as management estimates not available for 2022. 2 Adjusted EBITDA multiples based on 2021F and 2022F revenue, respectively, multiplied by illustrative steady-state EBITDA margin of 40%. 21% 1 Adjusted EBITDA multiples Illustrative steady-state multiple2

Comparable company benchmarking (cont.) Source: Company filings, CapIQ and IBES estimates as of September 25, 2020 | Note: Companies sorted based on 2021F revenue multiple. Genius’ multiples based on $1.4bn pre-money enterprise value, which does not incorporate transaction expenses or founder shares. 1 Equity market cap based on diluted shares outstanding. | 2 Projected revenue and EBITDA are based on IBES median estimates, unless otherwise stated. | 3 EBITDA multiples based on 2021F and 2022F revenue, respectively, multiplied by illustrative steady-state EBITDA margin of 40%. | 4 Pro forma for announced SPAC transaction with LCA; assumes no redemptions from trust account. Revenue growth represents 2021F per investor presentation. | 5 Pro forma for announced SPAC transaction with DMYT; assumes no redemptions from trust account. Revenue growth represents 2021F per investor presentation. | 6 Pro forma for media partnership with NBC Sports, institutional placement raising A$200 million on September 4, 2020, and institutional entitlement offer raising A$70.5 million on September 9, 2020.

Appendix

Business model set up for growth Guaranteed revenues from sportsbooks Fixed minimum guaranteed payments, which may include escalators over the contract term Typically 4-5 year commitments with historically low churn Upside levers from sportsbooks All Genius agreements include growth levers that enable us to grow as our customers and the market grows Growth through increased GGR Growth through customers expanding into new markets Growth through customers using more events / sports Growth through official data strategy No customers have access to all Genius services for their contractual minimums Genius provides a broad portfolio of events to sportsbooks under a mix of contractually guaranteed revenue and growth upside

Reconciliation to UK GAAP USD 000s 2018 2019 Operating profit / (loss) (5,443) (39,309) Plus / (less): D&A 16,949 23,571 Extraordinary items1 (650) 2,358 Share based payments - 4,830 Reported EBITDA 10,856 (8,550) (adj.) Like-for-like capitalization2 (6,214) - Adjusted EBITDA 4,642 (8,550) Note: 1.30 GBP:USD FX rate utilized. 1 2018 relates to a credit received in respect to a tax transaction relating to the Apax acquisition. 2019 predominately relates to M&A costs incurred with respect to an aborted acquisition and restructuring costs. 2 In 2019 Genius aligned its capitalization policy with that of Apax’s other portfolio companies. Like-for-like capitalization adjustment for 2018 aligns historical financials to new policy.